                                                                   EXHIBIT 10.21


                              SECURITY AGREEMENT
                              ------------------

          THIS SECURITY AGREEMENT (this "Agreement") is entered into on the 10th
                                         ---------
day of August, 1999 by Shreveport Paddlewheels, L.L.C. (herein called "Debtor"),
                                                                       ------
in favor of HWCC-LOUISIANA, INC. (herein called "Secured Party").
                                                 -------------

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Debtor and Secured Party are parties to a Loan Agreement dated of even date herewith (herein called the "Loan Agreement"); and
                                                --------------

          WHEREAS, pursuant to the Loan Agreement, Secured Party has agreed to extend credit to Debtor; and

          WHEREAS, it is a condition precedent to such extension of credit by Secured Party pursuant to the Loan Agreement that, among other things, Debtor shall have executed and delivered to Secured Party a security agreement granting to Secured Party a security interest in the Collateral as defined herein;

          NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to extend such credit under the Loan Agreement, Debtor hereby agrees with Secured Party as follows:

                                   ARTICLE I

                          DEFINITIONS AND REFERENCES
                          --------------------------

          Section 1.1  General Definitions.  As used herein, the terms
                       -------------------
"Agreement", "Debtor", "Secured Party", and "Loan Agreement" shall have the meanings indicated above, and the following terms shall have the following meanings:

          "Amended JVA" means that certain Third Amended and Restated Joint
           -----------
Venture Agreement of Hollywood Casino Shreveport (formerly known as the "Queen of New Orleans at the Hilton Joint Venture" and "QNOV") dated as of July 21, 1999 by and among HCS I, Inc., HCS II, Inc. and Debtor.

          "Assignment of Joint Venture Interest" shall mean that certain Amended
           -------------------------------------
and Restated Assignment of Joint Venture Interest by and among Secured Party, Sodak Louisiana, L.L.C., Paddlewheels and Debtor dated September 21, 1998.

          "Code" means Chapter 9 of the Louisiana Commercial Laws, La. R.S. (S)
           ----
10:9-101 et seq.
         -- ---

          "Collateral" means all property of whatever type, in which Secured
           ----------
Party at any time has a security interest pursuant to Section 2.1.

          "Event of Default" shall mean a "Default" or "Event of Default" under
           ----------------
the Loan Agreement.

          "Indebtedness" means all present and future indebtedness, obligations
           ------------
and liabilities of whatever type which are or shall be secured pursuant to
Section 2.2.

          "Other Liable Party" means any Person, other than Debtor, who may now
           ------------------
or may at any time hereafter be primarily or secondarily liable for any of the Indebtedness or who may now or may at any time hereafter have granted to Secured Party a security interest or lien upon any property as security for the Indebtedness, including, without limitation, Paddlewheels.

          "Paddlewheels" means New Orleans Paddlewheels, Inc., a Louisiana
           ------------
corporation.

          "Person" means an individual, corporation, limited liability company,
           ------
partnership, limited liability partnership limited partnership, partnership in commendam, association, joint stock company, trust, unincorporated organization or joint venture, or a court or governmental unit or any agency or subdivision thereof, or any other legally recognizable entity.

          "Related Person" means Debtor, each subsidiary and affiliate of Debtor
           --------------
and each Other Liable Party.

          "Venture" means Hollywood Casino Shreveport, formerly known as Queen
           -------
of New Orleans at the Hilton Joint Venture and QNOV, a Louisiana general partnership.

          Section 1.  (a)  References.  Reference is hereby made to the Loan
                           ----------
Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement which are defined herein shall have the meanings as set forth herein and all capitalized terms used in this Agreement which are defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All uncapitalized terms used in this Agreement which are defined in Chapter 9 of the Code and not otherwise defined herein or in the Loan Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires.

          Section 1.2  Exhibits and Schedules.  All exhibits and schedules
                       ----------------------
attached to this Agreement are a part hereof for all purposes.

          Section 1.3  Amendment of Defined Instruments.  Unless the context
                       --------------------------------
otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 1.1 or 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

          Section 1.4  References and Titles.  All references in this Agreement
                       ---------------------
to Exhibits, Articles, Sections, subsections, and other subdivisions refer to the Exhibits, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive. Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.

                                  ARTICLE II

                               SECURITY INTEREST
                               -----------------

          Section 2.1  Grant of Security Interest.  As collateral security for
                       --------------------------
all of the Indebtedness, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest in all of the following:

          (a) Interest in Venture, Amended JVA and Assignment of Joint Venture
              ----------------------------------------------------------------
Interest.  All of the Debtor's present and future right, title and interest (i)
--------
in and to the Venture and under the Amended JVA, including, without limitation, the right of Debtor to receive 10% of Net Realized Value (as defined in Section
10.5 of the Amended JVA) pursuant to Section 10.5 of the Amended JVA, and (ii) under the Assignment of Joint Venture Interest, including, without limitation, the right of Debtor to receive 1% of Complex Net Revenues (as defined in Section
1.1 of the Assignment of Joint Venture Interest) from the Venture pursuant to
Section 1.1 of the Assignment of Joint Venture Interest.

          (b) Related Collateral and Proceeds.  All accessions to, all payments
              -------------------------------
of any type in lieu of or in respect of, and all documents and general intangibles covering or relating to, any or all of the foregoing; all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

          In each case, the foregoing shall be covered by this Agreement, whether Debtor's ownership or other rights therein are presently held or hereafter acquired and howsoever Debtor's interests therein may arise or appear (whether by ownership, security interest, claim or otherwise).

          Debtor acknowledges and agrees that to the extent that Secured Party makes advances to Debtor to enable Debtor to acquire rights in or use of any of the Collateral described in this Section 2.1, the security interest herein granted in such Collateral by Debtor in favor of Secured Party shall constitute a purchase money security interest within the meaning of the Code.

          Section 2.2   Indebtedness Secured.  The security interest created
                        --------------------
hereby in the Collateral constitutes continuing collateral security for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred:

          (a) Indebtedness.  The Indebtedness, including, without limitation,
              ------------
the payment by Debtor, as and when due and payable, of all amounts from time to time owing by Debtor under or in respect of the Loan Agreement, the Note, or any of the other Loan Documents.

          (b) Amounts Due Under This Agreement.  The payment by Debtor, as and
              --------------------------------
when due and payable, of all amounts from time to time owing by Debtor under or with respect to this Agreement.

          (c) Performance.  The due performance and observance by Debtor of all
              -----------
of its other obligations and liabilities from time to time existing under or in respect of, this Agreement, the Loan Agreement, the Note or any of the other Loan Documents or any other agreement or document evidencing any Indebtedness of Debtor to Secured Party which relates to, or was executed in connection with, the funding of the Venture.

          (d) Renewals.  All renewals, extensions, amendments, modifications,
              --------
supplements, or restatements of or substitutions for any of the foregoing.

                                  ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

          Section 3.1  Representations and Warranties.  Debtor represents and
                       ------------------------------
warrants as follows:

          (a) Ownership and Liens.  Debtor has good and marketable title to the
              -------------------
Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Secured Party relating to this Agreement and there are no effective pledges or collateral assignments affecting all or any part of the Collateral except in favor of Secured Party.

          (b) No Conflicts or Consents.  Neither the ownership nor the intended
              ------------------------
use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (a) any domestic or foreign law, statute, rule or regulation, (b) the articles of organization or operating agreement of Debtor, or (c) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor except as expressly contemplated in the Loan Agreement or the other Loan Documents. Except as expressly contemplated in the Loan Agreement or the other Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein, or the exercise by Secured Party of its rights and remedies hereunder.

          (c) Security Interest.  Debtor has and will have at all times full
              -----------------
right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. The taking possession by Secured Party of all instruments and cash constituting Collateral from time to time and the filing of the financing statements delivered concurrently herewith by Debtor to Secured Party will perfect, and establish the first priority of Secured Party's security interest hereunder in the Collateral securing the Indebtedness. No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest except for continuation statements or filings as contemplated in Section 3.3(c).

          (d) Location of Debtor and Records.  Debtor's chief executive office
              ------------------------------
and principal place of business and the office where the records concerning the Collateral are kept is located at its address set forth in Section 5.1.

          (e) Tax Identification Number.  Debtor's federal tax identification
              -------------------------
number is 72-1402232.

          Section 3.2  Affirmative Covenants.  Unless Secured Party shall
                       ---------------------
otherwise consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.2 from the date hereof and so long as any part of the Indebtedness is outstanding or Secured Party otherwise is obligated to loan funds to Debtor:

          (a) Ownership and Liens.  Debtor will maintain good and marketable
              -------------------
title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause to be terminated any financing statement or other security instrument with respect to the Collateral, except such as may exist or as may have been filed in favor of Secured Party. Debtor will defend Secured Party's right, title and special property and security interest in and to the Collateral against the claims of any Person.

          (b) Further Assurances.  Debtor will, at its expense and at any time
              ------------------
and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement, including, without limitation:
(A) executing and filing such financing or continuation statements, other instruments, or amendments thereto, as may be necessary or desirable or that Secured Party may request in order to perfect and preserve the security interest created or purported to be created hereby; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (c) Inspection of Records Relating to Collateral.  Debtor will keep
              --------------------------------------------
adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons, to inspect the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain.

          (d) Information.  Debtor will furnish to Secured Party any information
              -----------
which Secured Party may from time to time request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral or Debtor's business, properties, or financial condition.

          (e) Payment of Taxes, etc.  Debtor (i) will timely pay all property
              ---------------------
and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof; and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and it has set aside on its books adequate reserves therefor.

          (f) Performance of Contracts.  Debtor will duly perform or cause to be
              ------------------------
performed all of its obligations, if any, to be performed under or with respect to the Amended JVA.

          Section 3.3  Negative Covenants.  Unless Secured Party shall otherwise
                       ------------------
consent in writing, Debtor will at all times comply with the covenants contained in this Section 3.3 from the date hereof and so long as any part of the Indebtedness is outstanding or Secured Party is obligated to advance funds to Debtor in accordance with the Loan Agreement:

          (a) Transfer or Encumbrance.  Debtor will not sell, assign (by
              -----------------------
operation of law or otherwise), transfer, exchange, or otherwise dispose of any of the Collateral, nor will Debtor grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral, nor will Debtor deliver actual or constructive possession of the Collateral to any other Person, other than liens, security interests or financing statements in favor of Secured Party; provided, however,
                                                             --------  -------
Debtor shall have the right, without the consent of Secured Party, to transfer all of the Collateral to an affiliate of Debtor so long as (i) Debtor also assigns to such transferee all of Debtor's rights and obligations under the Loan Agreement, (ii) the Amended JVA is amended to admit the transferee into the Venture, (iii) the interest acquired by Debtor pursuant to the Assignment of Joint Venture Interest is assigned by Debtor to the transferee, and (iv) the transferee executes and delivers a new loan agreement, note, security agreement and financing statement in substantially the forms of the Loan Documents to which Debtor is a party, with such changes thereto as may be necessary to reflect that the transferee is the borrower and debtor thereunder and otherwise in form and substance reasonably satisfactory to Secured Party.

          (b) Impairment of Security Interest.  Debtor will not take or fail to
              -------------------------------
take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Financing Statement Filings.  Debtor recognizes that financing
              ---------------------------
statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its chief executive office or principal place of business. Without limitation of any other covenant herein, Debtor will not cause or permit any change to be made in its name, identity, corporate structure or federal tax identification number, or any change to be made to a jurisdiction other than as represented in Section 3.1(d) hereof in (i) the location of any records concerning any Collateral or
(ii) the location of its chief executive office or principal place of business.


                                  ARTICLE IV

                      REMEDIES, POWERS AND AUTHORIZATIONS
                      -----------------------------------

          Section 4.1  Provisions Concerning the Collateral.

          (a) Additional Financing Statement Filings.  Debtor hereby authorizes
              --------------------------------------
Secured Party to file, without the signature of Debtor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

          (b) Power of Attorney.  Debtor hereby irrevocably appoints Secured
              -----------------
Party as Debtor's attorney-in-fact and proxy, coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation: (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and (iii) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

          (c) Performance by Secured Party.  If Debtor fails to perform any
              ----------------------------
agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 4.6; provided Secured Party shall have no obligation to do any of the foregoing.
     --------

          (d) Collection Rights.  Secured Party shall have the right at any
              -----------------
time, upon the occurrence and during the continuance of an Event of Default, to notify any or all account debtors and obligors under the Collateral, including, without limitations the Venture and its present and future partners, of the security interest thereon in favor of Secured Party and to direct such account debtors and obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection of any such Collateral and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor may have done. After Debtor receives notice that Secured Party has given any notice referred to above in this subsection, (i) all amounts and proceeds (including instruments and writings) received by Debtor in respect of such Collateral shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Debtor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and (A) applied as a payment on the Indebtedness so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as specified in Section 4.4, and (ii) Debtor will not adjust, settle or compromise the amount or payment of any such Collateral or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

          Section 4.2  Event of Default Remedies.  If an Event of Default shall
                       -------------------------
have occurred and be continuing, Secured Party may from time to time in its discretion, without limitation and without notice except as expressly provided below or by non-waivable, applicable law:

          (a) Exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, under the other Loan Documents or the Loan Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and other applicable law;

          (b) Reduce its claim to judgment, execution, foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

          (c) Dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Indebtedness have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

          (d) Buy the Collateral, or any part thereof, at any public sale;

          (e) Buy the Collateral, or any part thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (f) Apply by appropriate judicial proceedings for appointment of a receiver or keeper for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment; and

          (g) At its discretion, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          Section 4.3  Executory Process.  For purposes of executory process
                       -----------------
under applicable Louisiana law, Debtor hereby acknowledges the Indebtedness, CONFESSES JUDGMENT thereon and consents that judgment be rendered and signed, whether during the court's term or during vacation, in favor of the Secured Party, for the full amount of the Indebtedness, including but not limited to, the Note, and the other Indebtedness in principal, interest, and attorney's fees, together with all charges and expenses whatsoever pursuant to this instrument, the Loan Agreement and the other Loan Documents. Upon the occurrence of an Event of Default, and in addition to all of its rights, powers and remedies under this instrument and applicable law, Secured Party may, at its option, cause all or any part of the Collateral to be seized and sold under executory process or under writ of fieri facias issued in execution of an ordinary judgment obtained upon the Indebtedness, without appraisement to the highest bidder, for cash or under such terms as Secured Party deems acceptable. Debtor hereby waives all and every appraisement of the Collateral and waives and renounces the benefit of appraisement and the benefit of all laws relative to the appraisement of the Collateral seized and sold under executory or other legal process. Debtor agrees to waive, and does hereby specifically waive:

          (a) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724, Louisiana Code of Civil Procedure, and all other laws conferring such benefits;

          (b) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure;

          (c) the notice of seizure required by Articles 2293 and 2721, Louisiana Code of Civil Procedure;

          (d) the three (3) days delay provided by Articles 2331 and 2722, Louisiana Code of Civil Procedure;

          (e) the benefit of the other provisions of Articles 2331, 2722 and 2723, Louisiana Code of Civil Procedure;

          (f) the benefit of the provisions of any other articles of the Louisiana Code of Civil Procedure not specifically mentioned above; and

          (g) all pleas of division and discussion with respect to the Indebtedness.

In the event Secured Party elects, at its option, to enter suite via ordinaria on the Indebtedness, in addition to the foregoing confession of judgment, Debtor hereby waives citation, other legal process and legal delays and hereby consents that judgment for the unpaid principal due on the Indebtedness, together with interest, attorneys' fees, costs and other charges that may be due on the Indebtedness, be rendered and signed immediately.

          Pursuant to the authority contained in La. R.S. 9:5136 through 9:5140.1, as the same may be amended or supplemented, Debtor and Secured Party do hereby expressly designate Secured Party or its designee to be keeper or receiver ("Keeper") for the benefit of Secured Party or any assignee of Secured
           ------
Party, such designation to take effect immediately upon any seizure of any of the Collateral under writ of executory process or under writ of sequestration or fieri facias as an incident to an action brought by Secured Party.

          Section 4.4  Application of Proceeds.  If any Event of Default shall
                       -----------------------
have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to payment of the Indebtedness or otherwise, in the manner provided by the Code.

          Section 4.5  Deficiency.  In the event that the proceeds of any sale,
                       ----------
collection or realization of or upon Collateral by Secured Party are insufficient to pay all Indebtedness and any other amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the Loan Agreement or the governing Loan Documents, or if no interest is so provided, at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

          Section 4.6  Indemnity and Expenses.  In addition to, and not in
                       ----------------------
qualification of, any similar obligations under other Loan Documents or the Loan Agreement. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses, including the fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale or lease of, collection from, or other realization upon, any Collateral; (ii) the exercise or enforcement of any of the rights of Secured Party hereunder; or (iii) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's negligence or willful misconduct.

          Section 4.7  Non-Judicial Remedies.  In granting to Secured Party the
                       ---------------------
power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor, to the extent permitted by the laws of the jurisdiction in which the Collateral or any part thereof is located, including without limitation the State of Louisiana, expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process and authorizes Secured Party to exercise self help remedies to obtain possession of any or all of the Collateral. In so providing for non-judicial remedies, Debtor recognizes and agrees that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

          Section 4.8  Other Recourse.  Debtor waives any right to require
                       --------------
Secured Party to proceed against any other Person, exhaust any Collateral or other security for the Indebtedness, or to have any Other Liable Party joined with Debtor in any suit arising out of the Indebtedness or this Agreement, or pursue any other remedy in Secured Party's power. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension for any period of any of the Indebtedness from time to time. Debtor further waives any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Indebtedness shall have been paid and performed in full, Debtor shall have no right to subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, without notice or demand and without any reservation of rights against Debtor without affecting Debtor's liability hereunder or on the Indebtedness, from time to time to (a) take or hold any other property of any type from any other Person as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (b) subject to the requirements of applicable law, apply the Collateral or such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party in respect to any or all of the Indebtedness or other security for the Indebtedness, (d) waive, enforce, modify, amend or supplement any of the provisions of the Loan Agreement or any Loan Document with any Person other than Debtor, and (e) release or substitute any Other Liable Party.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

          Section 5.1  Notices.  Any notice or communication required or
                       -------
permitted hereunder shall be given in writing, sent by (a) personal delivery,
(b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid, or (d) telegram or telex, addressed to the appropriate party as follows:

     To Debtor:    Shreveport Paddlewheels
                   610 South Peters, Suite 202
                   New Orleans, Louisiana  71030
                   Telecopier No. (504) 587-1697

     To Secured Party:  HWCC-Louisiana, Inc.
                        Two Galleria Tower, Suite 2200
                        14335 Noel Road, LB 48
                        Dallas, Texas 75240
                        Telecopier No. (972) 386-7411

or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram or telex, upon receipt.

          Section 5.2  Amendments.  No amendment of any provision of this
                       ----------
Agreement shall be effective unless it is in writing and signed by Debtor and Secured Party, and no waiver of any provision of this Agreement, and no consent to any departure by Debtor therefrom, shall be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing.

          Section 5.3  Preservation of Rights.  No failure on the part of
                       ----------------------
Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document or the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. Neither the execution nor the delivery of this Agreement shall in any manner impair or affect any other security for the Indebtedness. The rights and remedies of Secured Party provided herein, in the other Loan Documents and in the Loan Agreement and in any other agreement or document evidencing Indebtedness are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by contract, law or equity. The rights of Secured Party under the Loan Agreement, any Loan Document or any other agreement or document evidencing Indebtedness against any party thereto are not conditional or contingent on any attempt by Secured Party to exercise any of its other rights under the Loan Agreement or any Loan Document or under any other agreement or document evidencing Indebtedness against such party or against any other Person.

          Section 5.4  Unenforceability.  Any provision of this Agreement which
                       ----------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 5.5  Survival of Agreements.  All representations and
                       ----------------------
warranties of Debtor herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of the Loan Agreement, any other Loan Documents and any other agreement or document evidencing Indebtedness and the creation of the Indebtedness.

          Section 5.6  Other Liable Party.  Neither this Agreement nor the
                       ------------------
exercise by Secured Party or the failure of Secured Party to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Indebtedness or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of the Loan Agreement, any other Loan Document or any other agreement or document evidencing Indebtedness to which Debtor or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, and notwithstanding the reorganization or bankruptcy or other event or proceeding affecting any Other Liable Party.

          Section 5.7  Binding Effect and Assignment.  This Agreement creates a
                       -----------------------------
continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer any or all of its rights under any or all of the Loan Agreement or the Loan Documents or any other agreement or document evidencing Indebtedness to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted herein or otherwise. None of the rights or duties of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

          Section 5.8  Termination.  Upon (i) the satisfaction in full of the
                       -----------
Indebtedness, (ii) the termination or expiration of the Loan Agreement and any other commitment of Secured Party to extend credit to Debtor, and (iii) upon written request for the termination hereof delivered by Debtor to Secured Party, this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Debtor. Thereafter, Secured Party will, upon Debtor's request and at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

          Section 5.9  Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of Louisiana applicable to contracts made and to be performed entirely within such state, except as required by mandatory provisions of law and except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereby hereunder, in respect of any particular Collateral, are governed by the laws of a jurisdiction other than the State of Louisiana.

          Section 5.10  Counterparts.  This Agreement may be separately executed
                        ------------
in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Agreement.

          Section 5.11  Loan Document.  This Agreement is a "Loan Document", as
                        -------------
defined in the Loan Agreement, and, except as expressly provided herein to the contrary, this Agreement is subject to all provisions of the Loan Agreement governing such Loan Documents.

          IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                              DEBTOR:

                              SHREVEPORT PADDLEWHEELS, L.L.C.


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------


                              SECURED PARTY:

                              HWCC-LOUISIANA, INC.


                              By:
                                 -----------------------------------------
                              Name:
                                   ---------------------------------------
                              Title:
                                    --------------------------------------

                                ACKNOWLEDGMENT
                                --------------

STATE OF LOUISIANA

PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared _________________ to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the _________________ of Shreveport Paddlewheels, L.L.C., that as such duly authorized agent, by and with the authority of the members of Shreveport Paddlewheels, L.L.C.., he signed and executed the foregoing instrument, as the free and voluntary act and deed of Shreveport Paddlewheels, L.L.C.., for and on behalf of Shreveport Paddlewheels, L.L.C.., and for the objects and purposes therein set forth.

          THUS DONE AND PASSED in the State and Parish aforesaid, on this ____ day of August, 1999, after due reading of the whole.

WITNESSES:

-------------------------------------

-------------------------------------

-------------------------------------




                                        ----------------------------------------
                                        Notary Public

                                ACKNOWLEDGMENT
                                --------------

STATE OF LOUISIANA

PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned, qualified and empowered to act in and for the Parish and State aforesaid, personally came and appeared _________________ to me known, who declared and acknowledged before me, Notary, and the undersigned competent witnesses, that he is the _________________ of HWCC-Louisiana, Inc., that as such duly authorized agent, by and with the authority of the Board of Directors of HWCC-Louisiana, Inc., he signed and executed the foregoing instrument, as the free and voluntary act and deed of HWCC-Louisiana, Inc., for and on behalf of HWCC-Louisiana, Inc., and for the objects and purposes therein set forth.

          THUS DONE AND PASSED in the State and Parish aforesaid, on this ____ day of August, 1999, after due reading of the whole.

WITNESSES:

------------------------------------

------------------------------------

------------------------------------



                                        ----------------------------------
                                        Notary Public